UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
-------------------

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

October 3rd, 2002
----------------------------
(Date of Report)


BOUNDLESS VISION INCORPORATED
------------------------------------------------------
(Exact Name of Registrant as Specified in its Charter)


Nevada
--------------------------
(State of Incorporation)

                       0-29925                        95-4784883
                    -------------------------------     ------------------------
               (Commission File Number)   (IRS Employer ID)


#14 - 700 58th Avenue SW.
Calgary, Alberta, Canada
T2H 2E2
------------------------------------------------
(Address of Principal Executive Offices)



(403) 250-2442
-------------------------------
(Registrant's Telephone number)



BOUNDLESS VISION INCORPORATED

FORM 8-K

ITEM 4.  Changes in Registrant's Certifying Accountant

Effective October 3, 2002, the Registrant dismissed its principal auditors, Friedman, Minsk, Cole & Fastovsky. Friedman, Minsk, Cole & Fastovsky's report on the Registrant's financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles except that the report included a paragraph expressing substantial doubt as to the Company's ability to continue as a going concern.


The change in auditors was approved by the Company's Board of Directors. There were no disagreements with Friedman, Minsk, Cole & Fastovsky on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of Friedman, Minsk, Cole & Fastovsky, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The Registrant has requested that Friedman, Minsk, Cole & Fastovsky furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC" ) stating whether it agrees with the above statements. A copy of such letter, dated October 3, 2002, is filed as Exhibit 1.

Effective October 3, 2002 the Registrant appointed James Stafford Chartered Accountants, at Suite 300, 555 West Georgia Street, Vancouver, BC V6B 1Z6 to act as Registrant's independent accountant to audit Registrant's financial statements. During the two most recent fiscal years and through October 2, 2002 the Registrant has not consulted with James Stafford Chartered Accountants on items which are described in Regulation S-K Item 304.


Item 5. Other Events

1.	During the week of September 20, 2002, 2002 Boundless Vision
Incorporated (the "Company") relocated its principal executive offices.

      		The Company's new address is:

Boundless Vision Incorporated
#14 - 700 58th Avenue SW.
Calgary, Alberta, Canada
T2H 2E2

      		The new telephone number is: 403-250-2442

2.	On September 20, 2002 Boundless Vision amended its by-laws under the corporate law of the state of Nevada.

3.	On September 24th, 2002 Mr. Peter Sanders resigned as an officer of the Company. Mr. Sanders will remain as a director of the Company.

4.	On September 24th, 2002 Boundless Vision appointed three new directors:

Mr. Gordon McPhedran
Mr. Dale Olmstead
Mr. Harj Manhas

This brings the number of directors of Boundless Vision Incorporated to five, including the current two directors, Mr. Peter Sanders and Mr. Bijay Singh.

5.	On September 24th, 2002 the Board of Directors appointed new officers of the Company

Mr. Gordon McPhedran appointed as President and Chief Executive
Officer
Mr. Thom Eggertson appointed as Chief Financial Officer
Mr. Harj Manhas appointed as Vice President Corporate Finance


ITEM 7.  Exhibits

1.	Letter from Friedman, Minsk, Cole & Fastovsky dated October 3,
2002 regarding the change of certifying accountant


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 8, 2002      BOUNDLESS VISION INCORPORATED

                                 By:   /s/ GORDON MCPHEDRAN
                                 -------------------------------------------
                                 Gordon McPhedran,
                                 President, and Chief Executive Officer


INDEX TO EXHIBITS


1.	Letter from Friedman, Minsk, Cole & Fastovsky dated October 3,
2002 regarding the change of certifying accountant.



Exhibit 1

FRIEDMAN, MINSK COLE & FASTOVSKY
CERTIFIED PUBLIC ACCOUNTANTS
& CONSULTANTS

October 3, 2002


Gordon McPhedran, President
Boundless Vision Incorporated
#14-700 58th Avenue SW
Calgary, Alberta, Canada
T2H 2E2

Dear Mr. McPhedran

This is to confirm that the client-auditor relationship between Boundless Vision Incorporated (Commission File Number 0-29925) and Friedman,
Minsk, Cole & Fastovsky has ceased.

We received a fax from you on October 2, 2002 informing us that Boundless Vision Incorporated has appointed another firm to replace Friedman, Minsk, Cole & Fastovsky as independent accountants for the Company.

We have not performed audit services nor issued an audit or review report for Boundless Vision subsequent to our audit for the tax year ended December 31, 2001. We confirm that through October 3, 2002, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures or audit scope or, procedure, which disagreements, if not resolved to our satisfaction, would have caused us to make reference to the subject matters of disagreements in connection with our report.

/s/ Friedman, Minsk, Cole & Fastovsky
------------------------------------------------
Friedman, Minsk Cole & Fastovsky